UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2006

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas (Address of principal executive offices)	71601 (Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:25 A.M. Central Time on July 20, 2006.

SIMMONS FIRST ANNOUNCES RECORD SECOND QUARTER EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record second quarter earnings for the period ended June 30, 2006. Net income for the second quarter was $7.3 million, or $0.51 diluted earnings per share, compared to $0.47 per share for the same period in 2005, an increase of 8.5%.

For the six-month period ended June 30, 2006, net income was $13.3 million, an increase of $481,000 from the same period in 2005. Diluted earnings per share for the six-month period were $0.92, an increase of $0.05, or 5.7%.

“Given the current interest rate environment, we are pleased to report record second quarter earnings,” said J. Thomas May, Chairman and Chief Executive Officer. “While we, like the rest of the industry, continued to be challenged with margin compression during this period of rising interest rates, we were able to achieve earnings growth due to the strength of the Company’s asset quality and reduced credit card charge-offs and the related reduction in the provision for loan losses.”

On a quarter over quarter basis, the Company’s net interest margin decreased 14 basis points to 4.01%. However, when compared to the previous quarter, net interest margin decreased by only 4 basis points. “We expect to see continuing competitive pressure in deposit repricing in the short term. This repricing, coupled with the flat yield curve, leads us to anticipate continued margin compression for the balance of 2006,” stated Mr. May.

The Company’s loan portfolio totaled $1.7 billion at June 30, 2006, an increase of $76 million, or 4.6% over the same period last year. The growth was primarily attributable to increased demand in the commercial and real estate loan portfolios. Deposits were $2.1 billion at June 30, 2006, an $84 million, or 4.2% increase from June 30, 2005.

Asset quality remained strong with the allowance for loan losses as a percent of total loans at 1.51% as of June 30, 2006. Non-performing loans equaled 0.62% of total loans, while the allowance for loan losses equaled 243% of non-performing loans. The Company’s annualized net charge-offs to total loans for the second quarter of 2006 was 0.25%. Excluding credit cards, the annualized net charge-offs to total loans for the second quarter was 0.19%.

Total assets for the Company were $2.6 billion at June 30, 2006, an increase of $67 million from June 30, 2005. Stockholders’ equity at June 30, 2006 was $247 million, an $8.5 million increase from June 30, 2005.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 83 offices, of which 81 are financial centers, in 46 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, July 20, 2006. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 2233449 and the recording will be available through the end of business July 31, 2006. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$89,275	$89,400	$75,461	$83,088	$73,169
Interest bearing balances due from banks	26,265	34,200	14,397	48,206	27,861
Federal funds sold	22,570	8,620	11,715	16,825	43,230
Cash and cash equivalents	138,110	132,220	101,573	148,119	144,260

Investment securities - held-to-maturity	164,612	148,733	150,299	151,123	149,293
Investment securities - available-for-sale	363,217	380,617	371,490	388,848	400,451
Mortgage loans held for sale	13,248	6,853	7,857	9,417	8,361
Assets held in trading accounts	4,606	4,646	4,631	4,731	4,680

Loans	1,738,628	1,691,020	1,718,107	1,709,372	1,662,337
Allowance for loan losses	(26,174)	(26,463)	(26,923)	(27,330)	(27,013)
Net loans	1,712,454	1,664,557	1,691,184	1,682,042	1,635,324

Premises and equipment	65,686	65,040	63,360	61,354	59,086
Foreclosed assets held for sale, net	1,740	1,666	1,540	2,120	1,482
Interest receivable	18,571	17,066	18,754	18,555	15,705
Bank owned life insurance	33,985	33,570	33,269	32,952	32,673
Goodwill	60,605	60,605	60,605	60,454	60,454
Core deposit premiums	4,613	4,822	5,029	5,207	5,414
Other assets	15,809	18,075	14,177	12,120	13,202

TOTAL ASSETS	$2,597,256	$2,538,470	$2,523,768	$2,577,042	$2,530,385

LIABILITIES
Non-interest bearing transaction accounts	$330,946	$328,477	$331,113	$305,506	$308,543
Interest bearing transaction accounts and savings deposits	761,346	757,368	749,925	758,906	777,820
Time deposits less than $100,000	623,609	618,790	614,742	606,025	563,189
Time deposits greater than $100,000	394,489	389,021	364,178	377,290	376,739
Total deposits	2,110,390	2,093,656	2,059,958	2,047,727	2,026,291
Federal funds purchased and securities
sold under agreements to repurchase	89,684	91,817	107,223	92,320	122,255
Short-term debt	45,054	2,245	8,031	92,747	36,851
Long-term debt - parent company	4,000	4,000	4,000	4,000	6,000
Long-term FHLB debt - affiliate banks	48,143	48,163	52,090	52,066	52,854
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	21,876	22,448	17,451	16,081	16,512
TOTAL LIABILITIES	2,350,077	2,293,259	2,279,683	2,335,871	2,291,693

STOCKHOLDERS' EQUITY
Capital stock	142	143	143	143	144
Surplus	49,607	51,380	53,723	54,429	55,608
Undivided profits	203,165	198,287	194,579	190,047	184,865
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(5,735)	(4,599)	(4,360)	(3,448)	(1,925)
TOTAL STOCKHOLDERS' EQUITY	247,179	245,211	244,085	241,171	238,692

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,597,256	$2,538,470	$2,523,768	$2,577,042	$2,530,385

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$77,064	$77,676	$85,534	$78,418	$77,007
Interest bearing balances due from banks	21,929	27,968	16,426	16,384	15,765
Federal funds sold	16,138	16,235	6,353	29,375	35,157
Cash and cash equivalents	115,131	121,879	108,313	124,177	127,929

Investment securities - held-to-maturity	157,252	147,697	147,779	150,654	149,038
Investment securities - available-for-sale	373,434	378,026	384,346	390,580	412,101
Mortgage loans held for sale	8,426	6,570	8,056	11,395	9,425
Assets held in trading accounts	4,575	4,632	4,688	4,711	4,696

Loans	1,716,396	1,696,855	1,714,132	1,689,883	1,626,513
Allowance for loan losses	(26,997)	(27,589)	(27,308)	(27,512)	(26,859)
Net loans	1,689,399	1,669,266	1,686,824	1,662,371	1,599,654

Premises and equipment	65,485	64,560	62,633	60,497	58,320
Foreclosed assets held for sale, net	1,664	1,738	2,028	1,870	1,420
Interest receivable	18,092	18,030	19,121	17,038	15,301
Bank owned life insurance	33,778	33,408	33,102	32,832	24,823
Goodwill	60,605	60,605	60,554	60,454	60,454
Core deposit premiums	4,733	4,942	5,138	5,326	5,534
Other assets	12,688	12,046	11,718	12,809	12,104

TOTAL ASSETS	$2,545,262	$2,523,399	$2,534,300	$2,534,714	$2,480,799

LIABILITIES
Non-interest bearing transaction accounts	$311,102	$316,118	$314,491	$303,387	$300,909
Interest bearing transaction accounts and savings deposits	751,262	747,046	748,902	751,877	778,516
Time deposits less than $100,000	624,395	618,730	612,344	584,009	561,898
Time deposits greater than $100,000	394,492	378,426	372,170	372,549	373,352
Total deposits	2,081,251	2,060,320	2,047,907	2,011,822	2,014,675
Federal funds purchased and securities
sold under agreements to repurchase	96,041	109,299	109,065	92,508	108,519
Short-term debt	15,804	5,744	30,435	82,463	13,098
Long-term debt	82,957	83,961	85,808	88,242	91,045
Accrued interest and other liabilities	20,486	18,011	16,859	18,120	16,271
TOTAL LIABILITIES	2,296,539	2,277,335	2,290,074	2,293,155	2,243,608

TOTAL STOCKHOLDERS' EQUITY	248,723	246,064	244,226	241,559	237,191

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,545,262	$2,523,399	$2,534,300	$2,534,714	$2,480,799

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands, except per share data)
INTEREST INCOME
Loans	$31,694	$30,087	$30,425	$29,225	$27,175
Federal funds sold	192	175	63	262	273
Investment securities	4,978	4,830	4,751	4,693	4,659
Mortgage loans held for sale, net of unrealized gains (losses)	128	100	131	168	134
Assets held in trading accounts	19	25	24	25	25
Interest bearing balances due from banks	259	297	162	119	103
TOTAL INTEREST INCOME	37,270	35,514	35,556	34,492	32,369
INTEREST EXPENSE
Time deposits	9,732	8,724	8,051	7,031	6,071
Other deposits	2,909	2,544	2,268	2,015	1,859
Federal funds purchased and securities
sold under agreements to repurchase	1,064	1,104	1,016	815	728
Short-term debt	225	96	311	646	130
Long-term debt	1,148	1,094	1,095	1,113	1,104
TOTAL INTEREST EXPENSE	15,078	13,562	12,741	11,620	9,892
NET INTEREST INCOME	22,192	21,952	22,815	22,872	22,477
Provision for loan losses	789	1,708	1,630	1,736	1,939
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,403	20,244	21,185	21,136	20,538
NON-INTEREST INCOME
Trust income	1,293	1,367	1,425	1,430	1,349
Service charges on deposit accounts	4,209	3,763	4,097	4,154	4,153
Other service charges and fees	592	658	507	472	454
Income on sale of mortgage loans, net of commissions	755	676	698	827	712
Income on investment banking, net of commissions	90	107	51	146	161
Credit card fees	2,699	2,458	2,709	2,619	2,584
Premiums on sale of student loans	659	736	251	295	642
Bank owned life insurance income	388	289	304	312	218
Other income	831	558	636	485	724
Gain (loss) on sale of securities, net of taxes	-	-	-	-	(168)
TOTAL NON-INTEREST INCOME	11,516	10,612	10,678	10,740	10,829
NON-INTEREST EXPENSE
Salaries and employee benefits	13,466	13,505	13,039	12,703	12,697
Occupancy expense, net	1,541	1,520	1,527	1,483	1,394
Furniture and equipment expense	1,456	1,418	1,482	1,421	1,406
Loss on foreclosed assets	40	33	31	57	55
Deposit insurance	71	69	65	72	69
Other operating expenses	5,727	5,580	5,835	5,490	5,343
TOTAL NON-INTEREST EXPENSE	22,301	22,125	21,979	21,226	20,964
NET INCOME BEFORE INCOME TAXES	10,618	8,731	9,884	10,650	10,403
Provision for income taxes	3,322	2,743	3,059	3,316	3,460
NET INCOME	$7,296	$5,988	$6,825	$7,334	$6,943
BASIC EARNINGS PER SHARE	$0.51	$0.42	$0.48	$0.51	$0.48
DILUTED EARNINGS PER SHARE	$0.51	$0.41	$0.47	$0.50	$0.47

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands, except per share data)
INTEREST INCOME
Loans	$61,781	$30,087	$112,238	$81,813	$52,588
Federal funds sold	367	175	925	863	600
Investment securities	9,808	4,830	18,677	13,926	9,233
Mortgage loans held for sale, net of unrealized gains (losses)	228	100	552	421	253
Assets held in trading accounts	44	25	99	74	50
Interest bearing balances due from banks	556	297	580	418	299
TOTAL INTEREST INCOME	72,784	35,514	133,071	97,515	63,023
INTEREST EXPENSE
Time deposits	18,456	8,724	26,431	18,381	11,349
Other deposits	5,453	2,544	7,777	5,508	3,494
Federal funds purchased and securities
sold under agreements to repurchase	2,168	1,104	3,104	2,088	1,273
Short-term debt	321	96	1,101	790	143
Long-term debt	2,242	1,094	4,401	3,306	2,192
TOTAL INTEREST EXPENSE	28,640	13,562	42,814	30,073	18,451
NET INTEREST INCOME	44,144	21,952	90,257	67,442	44,572
Provision for loan losses	2,497	1,708	7,526	5,895	4,159
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	41,647	20,244	82,731	61,547	40,413
NON-INTEREST INCOME
Trust income	2,660	1,367	5,589	4,164	2,734
Service charges on deposit accounts	7,972	3,763	15,818	11,721	7,567
Other service charges and fees	1,250	658	2,017	1,511	1,039
Income on sale of mortgage loans, net of commissions	1,431	676	2,919	2,221	1,395
Income on investment banking, net of commissions	197	107	416	364	219
Credit card fees	5,157	2,458	10,252	7,543	4,924
Premiums on sale of student loans	1,395	736	1,822	1,572	1,276
Bank owned life insurance income	677	289	854	551	238
Other income	1,389	558	2,799	2,163	1,677
Gain (loss) on sale of securities, net of taxes	-	-	(168)	(168)	(168)
TOTAL NON-INTEREST INCOME	22,128	10,612	42,318	31,642	20,901
NON-INTEREST EXPENSE
Salaries and employee benefits	26,971	13,505	51,270	38,231	25,529
Occupancy expense, net	3,061	1,520	5,840	4,314	2,831
Furniture and equipment expense	2,874	1,418	5,758	4,277	2,855
Loss on foreclosed assets	73	33	191	160	103
Deposit insurance	140	69	279	214	142
Other operating expenses	11,307	5,580	22,246	16,412	10,923
TOTAL NON-INTEREST EXPENSE	44,426	22,125	85,584	63,608	42,383
NET INCOME BEFORE INCOME TAXES	19,349	8,731	39,465	29,581	18,931
Provision for income taxes	6,065	2,743	12,503	9,444	6,128
NET INCOME	$13,284	$5,988	$26,962	$20,137	$12,803
BASIC EARNINGS PER SHARE	$0.93	$0.42	$1.88	$1.40	$0.89
DILUTED EARNINGS PER SHARE	$0.92	$0.41	$1.84	$1.37	$0.87

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands)
Tier 1 capital
Stockholders' equity	$247,179	$245,211	$244,085	$241,171	$238,692
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(64,781)	(65,084)	(65,047)	(65,271)	(65,452)
Unrealized loss (gain) on AFS securities	5,735	4,599	4,360	3,448	1,925
Other	-	-	-	-	-

Total Tier 1 capital	218,133	214,726	213,398	209,348	205,165

Tier 2 capital
Qualifying unrealized gain on AFS securities	173	317	338	357	415
Qualifying allowance for loan losses	22,359	21,468	21,815	21,952	21,157

Total Tier 2 capital	22,532	21,785	22,153	22,309	21,572

Total risk-based capital	$240,665	$236,511	$235,551	$231,657	$226,737

Risk weighted assets	$1,783,411	$1,716,446	$1,740,005	$1,750,783	$1,686,669

Adjusted average assets for leverage ratio	$2,488,304	$2,465,348	$2,475,659	$2,473,854	$2,420,348

Ratios at end of quarter
Leverage ratio	8.77%	8.71%	8.62%	8.46%	8.48%
Tier 1 capital	12.23%	12.51%	12.26%	11.96%	12.16%
Total risk-based capital	13.49%	13.78%	13.54%	13.23%	13.44%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$132,464	$129,833	$143,058	$138,077	$141,398
Student loans	77,085	91,090	89,818	89,759	75,565
Other consumer	140,631	140,958	138,051	136,626	131,210
Real Estate
Construction	248,834	242,145	238,898	227,063	207,136
Single-family residential	348,782	341,795	340,847	338,466	336,413
Other commercial	487,288	473,559	479,684	462,978	489,880
Unearned income	(5)	(5)	(8)	(8)	(9)
Commercial
Commercial	188,480	181,174	184,920	177,682	161,474
Agricultural	86,244	59,944	68,761	105,107	83,071
Financial institutions	16,152	16,158	20,499	21,219	21,979
Other	12,673	14,369	13,579	12,403	14,220

Total Loans	$1,738,628	$1,691,020	$1,718,107	$1,709,372	$1,662,337

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$1,002	$1,003	$1,004	$2,007	$2,012
U.S. Government agencies	42,000	32,000	28,000	25,999	25,999
Mortgage-backed securities	167	180	187	197	212
State and political subdivisions	116,770	113,512	117,148	120,424	118,586
Other securities	4,673	2,038	3,960	2,496	2,484
Total held-to-maturity	164,612	148,733	150,299	151,123	149,293
Available-for-Sale
U.S. Treasury	7,398	10,201	10,887	17,363	20,092
U.S. Government agencies	335,618	350,688	340,990	346,309	355,534
Mortgage-backed securities	3,074	3,264	3,309	3,442	3,786
State and political subdivisions	1,373	2,139	3,053	3,169	3,589
FHLB stock	7,693	6,150	6,044	11,320	10,137
Other securities	8,061	8,175	7,207	7,245	7,313
Total available-for-sale	363,217	380,617	371,490	388,848	400,451

Total investment securities	$527,829	$529,350	$521,789	$539,971	$549,744

Fair Value - HTM investment securities	$161,655	$147,589	$149,173	$151,192	$150,169

Investment Securities - QTD Average

Taxable securities	$411,388	$409,238	$412,483	$419,204	$439,010
Tax exempt securities	119,298	116,485	119,642	122,030	122,129

Total investment securities - QTD average	$530,686	$525,723	$532,125	$541,234	$561,139

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$26,463	$26,923	$27,330	$27,013	$26,422

Loans charged off
Credit cards	600	593	1,455	1,157	1,158
Other consumer	223	272	299	341	356
Real estate	741	260	262	444	222
Commercial	182	209	532	1,217	520
Total loans charged off	1,746	1,334	2,548	3,159	2,256

Recoveries of loans previously charged off
Credit cards	271	236	192	245	216
Other consumer	156	153	131	214	159
Real estate	213	198	46	128	47
Commercial	28	104	142	1,153	486
Total recoveries	668	691	511	1,740	908
Net loans charged off	1,078	643	2,037	1,419	1,348
Reclass to reserve for unfunded commitments	-	(1,525)	-	-	-
Provision for loan losses	789	1,708	1,630	1,736	1,939
Balance, end of quarter	$26,174	$26,463	$26,923	$27,330	$27,013

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,266	$4,497	$5,598	$6,069	$6,947
Commercial	2,160	1,328	602	1,026	795
Consumer	1,130	1,005	1,096	1,193	1,167
Total nonaccrual loans	9,556	6,830	7,296	8,288	8,909
Loans past due 90 days or more	1,210	1,974	1,131	1,181	1,199
Total non-performing loans	10,766	8,804	8,427	9,469	10,108

Other non-performing assets
Foreclosed assets held for sale	1,740	1,666	1,540	2,120	1,482
Other non-performing assets	-	11	16	78	51
Total other non-performing assets	1,740	1,677	1,556	2,198	1,533

Total non-performing assets	$12,506	$10,481	$9,983	$11,667	$11,641

Ratios
Allowance for loan losses to total loans	1.51%	1.56%	1.57%	1.60%	1.63%
Allowance for loan losses to
non-performing loans	243.12%	300.58%	319.48%	288.63%	267.24%
Allowance for loan losses to
non-performing assets	209.29%	252.49%	269.69%	234.25%	232.05%
Non-performing assets ratio *	0.72%	0.62%	0.58%	0.68%	0.70%
Non-performing loans to total loans	0.62%	0.52%	0.49%	0.55%	0.61%
Non-performing assets to total assets	0.48%	0.41%	0.40%	0.45%	0.46%
Annualized net charge offs to total loans	0.25%	0.15%	0.47%	0.33%	0.33%
Annualized net charge offs to total loans
(excluding credit cards)	0.19%	0.07%	0.20%	0.13%	0.11%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2006	2006	2005	2005	2005
(In thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.51	$0.41	$0.47	$0.50	$0.47
Operating earnings (excludes nonrecurring items)	7,296	5,988	6,825	7,334	6,943
Diluted operating earnings per share	0.51	0.41	0.47	0.50	0.47
Cash dividends declared per common share	0.17	0.16	0.16	0.15	0.15
Cash dividends declared - amount	2,418	2,280	2,293	2,152	2,154
Return on average stockholders' equity	11.77%	9.87%	11.09%	12.05%	11.74%
Return on average assets	1.15%	0.96%	1.07%	1.15%	1.12%
Net interest margin (FTE)	4.01%	4.05%	4.10%	4.10%	4.15%
FTE Adjustment - investments	718	695	701	714	720
FTE Adjustment - loans	86	85	88	89	83
Amortization of intangibles	209	207	208	207	207
Amortization of intangibles, net of taxes	132	130	131	130	130
Average shares outstanding	14,247,973	14,265,085	14,329,026	14,357,059	14,365,441
Shares repurchased	75,400	89,500	29,458	44,835	35,660
Average price of repurchased shares	26.74	28.12	27.81	27.39	24.17
Average earning assets	2,298,150	2,277,983	2,281,780	2,292,982	2,252,695
Average interest bearing liabilities	1,964,951	1,943,206	1,958,724	1,971,648	1,926,428

YEAR-TO-DATE
Diluted earnings per share	$0.92	$0.41	$1.84	$1.37	$0.87
Operating earnings (excludes nonrecurring items)	13,284	5,988	26,962	20,137	12,803
Diluted operating earnings per share	0.92	0.41	1.84	1.37	0.87
Cash dividends declared per common share	0.33	0.16	0.61	0.45	0.30
Return on average stockholders' equity	10.83%	9.87%	11.24%	11.29%	10.89%
Return on average assets	1.06%	0.96%	1.08%	1.08%	1.05%
Net interest margin (FTE)	4.03%	4.05%	4.13%	4.14%	4.16%
FTE Adjustment - investments	1,413	695	2,891	2,190	1,476
FTE Adjustment - loans	171	85	343	255	166
Amortization of intangibles	416	207	829	621	414
Amortization of intangibles, net of taxes	262	130	522	391	261
Average shares outstanding	14,256,482	14,265,085	14,375,005	14,385,842	14,407,752
Diluted shares outstanding	259,130	274,270	311,922	297,548	304,431
Average earning assets	2,288,068	2,277,983	2,264,402	2,258,545	2,241,040
Average interest bearing liabilities	1,954,077	1,943,206	1,937,085	1,929,791	1,908,517

END OF PERIOD
Book value	$17.41	$17.19	$17.04	$16.82	$16.63
Shares outstanding	14,199,100	14,264,144	14,326,923	14,337,803	14,353,963
Full-time equivalent employees	1,140	1,111	1,110	1,099	1,094
Total number of ATM's	88	87	86	83	81
Total number of financial centers	81	80	79	77	76
Parent company only - investment in subsidiaries	267,177	267,732	265,714	263,991	262,020
Parent company only - intangible assets	133	133	133	133	133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION
Date: July 20, 2006	/s/ Robert A. Fehlman Robert A. Fehlman, Executive Vice President
and Chief Financial Officer